EXHIBIT 23.2


                                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Appliance Recycling Centers of America, Inc.
Minneapolis, Minnesota



We hereby consent to the use in this Registration Statement on Form S-3 of our report, dated February 14, 1996, relating to the consolidated financial statements of Appliance Recycling Centers of America, Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.




                                                     McGLADREY & PULLEN, LLP

Minneapolis, Minnesota
November 1, 1996